GLOTECH INDUSTRIES, INC.
                            AND R & R RANCHING, INC.

                PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                   [Unaudited]



The following unaudited proforma condensed combined balance sheet aggregates the balance sheet of R & R Ranching, Inc. (a Nevada corporation) ("PARENT") as of January 31, 2003 and the balance sheet of Glotech Industries, Inc. (a Delaware corporation) ("SUBSIDIARY") as of March 31, 2003, accounting for the transaction as a reorganization of SUBSIDIARY in a manner similar to a reverse purchase with the issuance of common stock of the PARENT for all the issued and outstanding shares of the SUBSIDIARY and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the beginning of the period. The transaction was completed on March 31, 2003.

The following unaudited proforma condensed combined statement of operations combines the results of operations of PARENT for the year ended January 31, 2003 and the results of operations of SUBSIDIARY for the year ended March 31, 2003 as if the transaction had occurred at the beginning of the periods.

The proforma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of PARENT and SUBSIDIARY. These proforma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred at the beginning of the periods indicated above, or the combined results of operations which might have existed for the periods indicated or the results of operations as they may be in the future.


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



                                             GLOTECH  INDUSTRIES,  INC.
                                           AND  R  &  R  RANCHING,  INC.
                                   PROFORMA  CONDENSED  COMBINED  BALANCE  SHEET

                                                MARCH  31,  2003
                                                     ASSETS
                                                  [Unaudited]

                                                                   R  &  R         GloTech
                                             Ranching,  Inc.   Industries, Inc.    Proforma
                                            January 31, 2003    March 31, 2003     Increase       Proforma
                                                [PARENT]         [SUBSIDIARY]     (Decrease)      Combined
                                           ------------------  ----------------  -------------  -------------
ASSETS:
  Cash. . . . . . . . . . . . . . . . . .  $             116   $       133,595   $ [F]   (116)  $    133,595
  Employee advances . . . . . . . . . . .                  -             1,735                         1,735
  Inventory . . . . . . . . . . . . . . .                  -            30,859                        30,859
  Property and equipment, net . . . . . .                  -             5,114                         5,114
  Property - bison, net . . . . . . . . .             86,573                 -    [F] (86,573)             -
  Intangible assets, net. . . . . . . . .                  -            22,772                        22,772
  Security deposit. . . . . . . . . . . .                  -               500                           500
  Deferred reorganization                                                         [E](200,000)             -
    costs and advances. . . . . . . . . .                  -           255,000    [B] (55,000)             -
  Assets of discontinued operations . . .                  -                 -    [F]  27,516         27,516
                                           ------------------  ----------------  -------------  -------------
                                           $          86,689   $       449,575   $   (314,173)  $    222,091
                                           ------------------  ----------------  -------------  -------------

                                            LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
  Accounts payable. . . . . . . . . . . .  $           7,374   $        53,434   $[F]  (7,374)  $     53,434
  Accrued expenses. . . . . . . . . . . .                 53             4,265    [F]     (53)         4,265
  Notes and loans payable . . . . . . . .              3,010            81,750    [F]  (3,010)        81,750
  Liabilities of discontinued operations.                  -                 -    [F]  10,437         10,437
                                           ------------------  ----------------  -------------  -------------
    Total Liabilities . . . . . . . . . .             10,437           139,449              -        149,886
                                           ------------------  ----------------  -------------  -------------
STOCKHOLDERS' EQUITY:
  Preferred stock . . . . . . . . . . . .                  -                 -              -              -
                                                                                  [E](18,800)
                                                                                  [C] (1,580)
  Common stock. . . . . . . . . . . . . .             22,200             1,580    [A]  15,800         19,200

                                                                                  [E](181,200)
                                                                                  [A] (15,800)
                                                                                  [D](130,591)
                                                                                  [C]   1,580
  Additional paid in capital. . . . . . .            125,470           564,420    [B] (55,000)       308,879

  Deficit accumulated during                                                      [F](59,173)
     development stage. . . . . . . . . .            (71,418)         (155,874)   [D] 130,591       (155,874)
  Less: Subscription receivable . . . . .                  -          (100,000)             -       (100,000)
                                           ------------------  ----------------  -------------  -------------
    Total Stockholders' Equity. . . . . .             76,252           310,126       (314,173)        72,205
                                           ------------------  ----------------  -------------  -------------
                                           $          86,689   $       449,575   $   (314,173)  $    222,091
                                           ------------------  ----------------  -------------  -------------

         See Notes To Unaudited Proforma Condensed Financial Statements.


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


                                       GLOTECH  INDUSTRIES,  INC.
                                     AND  R  &  R  RANCHING,  INC.


                       PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                                           [Unaudited]


                                        R  &  R        GloTech
                                    Ranching, Inc.  Industries,Inc
                                     For the Year    For the Year
                                    Ended  January  Ended  March     Proforma
                                       31,  2003     31,  2003       Increase       Proforma
                                       [PARENT]      [SUBSIDIARY]    (Decrease)      Combined
                                    --------------  --------------  -------------  -------------
REVENUE. . . . . . . . . . . . . .  $           -   $         868   $          -   $        868
                                    --------------  --------------  -------------  -------------
EXPENSES:
  Cost of sales. . . . . . . . . .              -             413              -            413
  Bison operating costs. . . . . .         13,488               -   [F]  (13,488)             -
  General and administrative . . .          7,726         154,746   [F]   (7,726)       154,746
                                    --------------  --------------  -------------  -------------
  Total expenses . . . . . . . . .         21,214         155,159        (21,214)       155,159
                                    --------------  --------------  -------------  -------------
INCOME (LOSS) FROM OPERATIONS. . .        (21,214)       (154,291)        21,214       (154,291)
                                    --------------  --------------  -------------  -------------
OTHER INCOME (EXPENSE) . . . . . .            (53)         (1,583)  [F]       53         (1,583)
                                    --------------  --------------  -------------  -------------
INCOME (LOSS) FROM OPERATIONS
  BEFORE PROVISION FOR TAXES . . .        (21,267)       (155,874)        21,267       (155,874)

PROVISION FOR INCOME TAXES . . . .              -               -              -              -
                                    --------------  --------------  -------------  -------------
INCOME (LOSS) FROM
  CONTINUING OPERATIONS. . . . . .        (21,267)       (155,874)        21,267       (155,874)
                                    --------------  --------------  -------------  -------------
DISCONTINUED OPERATIONS:
  Loss from operations of
    discontinued bison breeding
    business . . . . . . . . . . .              -               -   [F]  (80,440)       (80,440)
                                    --------------  --------------  -------------  -------------
NET INCOME (LOSS). . . . . . . . .  $     (21,267)  $    (155,874)  $    (59,173)  $   (236,314)
                                    --------------  --------------  -------------  -------------

BASIC NET (LOSS) PER COMMON SHARE.                                                 $       (.02)
                                                                                   -------------

         See Notes To Unaudited Proforma Condensed Financial Statements.


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

                            GLOTECH INDUSTRIES, INC.
                            AND R & R RANCHING, INC.

            NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                   [Unaudited]

NOTE  1  -  R  &  R  RANCHING,  INC.

     R & R Ranching, Inc. ["PARENT"] was formed in the State of Nevada on August 3, 1998. PARENT has been engaged in the business of breeding and raising bison. PARENT is discontinuing its previous operations.

NOTE  2  -  GLOTECH  INDUSTRIES,  INC.

     GloTech Industries, Inc. ["SUBSIDIARY"] was organized under the laws of the State of Delaware on July 18, 2002. SUBSIDIARY plans to market products based on electroluminescent technology.

NOTE  3  -  PROFORMA  ADJUSTMENTS

     On March 31, 2003, SUBSIDIARY was acquired by PARENT pursuant to an Agreement and Plan of Reorganization signed March 26, 2003. The agreement called for PARENT to issue up to 15,800,000 post-split shares of common stock to the shareholders of SUBSIDIARY for at least 80% and up to 100% of the outstanding shares of SUBSIDIARY's common stock in a transaction wherein SUBSIDIARY would became a wholly-owned subsidiary of PARENT. PARENT expects to acquire 100% of SUBSIDIARY.

     The ownership interests of the former owners of SUBSIDIARY in the combined enterprise will be greater than that of the ongoing shareholders of PARENT and, accordingly, the management of SUBSIDIARY will assume operating control of the combined enterprise. Consequently, the acquisition is accounted for as the recapitalization of SUBSIDIARY, wherein SUBSIDIARY purchased the assets of PARENT and accounted for the transaction as a reverse purchase for accounting purposes.

     PARENT previously reflected in its January 31, 2003 financial statements, a 2 for 1 forward common stock split (effected by dividend).

     Proforma adjustments on the attached financial statements include the following:

     [A] To record the Purchase of SUBSIDIARY by PARENT through the issuance of 15,800,000 shares of post-dividend common stock.

     [B] The estimated costs incurred in completing the reorganization have been treated as stock issuance costs by PARENT and, therefore, as a reduction of additional paid-in capital. These estimated costs
          ($55,000)  consist  primarily  of  legal  fees  and  finders  fees.

     [C]  To  eliminate  the  common  stock  of  SUBSIDIARY  for  consolidation.

     [D] To eliminate the accumulated deficit of PARENT at the date of acquisition to reflect the purchase by SUBSIDIARY for accounting purposes.


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

                            GLOTECH INDUSTRIES, INC.
                            AND R & R RANCHING, INC.


            NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                   [Unaudited]

NOTE  3  -  PROFORMA  ADJUSTMENTS  [CONTINUED]

     [E] To reflect the cancellation of 18,800,000 post-dividend shares of common stock by former shareholders of PARENT for $200,000 consideration resulting in 3,400,000 shares of PARENT common stock outstanding prior to the acquisition (as of March 31, 2003).

     [F] To reclassify the assets, liabilities and operations of PARENT as discontinued operations and to reflect an impairment loss on the bison in the amount of $59,173 based upon the subsequent sale of the bison.

NOTE  4  -  PROFORMA  (LOSS)  PER  SHARE

     The proforma (loss) per share is computed based on the number of shares outstanding, after adjustment for shares issued in the acquisition, as though all shares issued in the acquisition had been outstanding from the beginning of the periods presented.


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